WELLS FARGO FUNDS TRUST

Supplement Dated September 6, 2002 to
All Statements of Additional Information

            The following information is added to and supplements, as applicable, the Statements of Additional Information under the heading "Additional Purchase and Redemption Information":

            Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet. Class A, Class B, Class C, Institutional Class, Service Class, and the WealthBuilder Portfolios single Class shareholders with an existing Wells Fargo Funds account may purchase additional shares of Classes of Funds that they already own, and redeem shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemption proceeds may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details.

            It is expected that Internet account access for institutional clients of the Wells Fargo Funds, as well as Internet account access for shareholders of the California Tax-Free Money Market Trust, Money Market Trust and National Tax-Free Money Market Trust, will be available beginning on or about October 1, 2002.